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                                                                 Exhibit 10(b)

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                                 MINNESOTA POWER

                                DIRECTOR LONG-TERM

                               STOCK INCENTIVE PLAN


                                Effective 01/01/96




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                                 MINNESOTA POWER
                     DIRECTOR LONG-TERM STOCK INCENTIVE PLAN



1.      Establishment, Purpose and Duration

        1     Establishment of the Plan.  Minnesota Power & Light Company,
a Minnesota corporation (hereinafter referred to as the "Company"), hereby establishes an outside director plan to be known as the "Minnesota Power Director Long-Term Stock Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan provides for the automatic grant of Stock Options and Performance Shares to non-employee directors.

        The Plan shall become effective as of January 1, 1996 (the "Effective Date"), subject to shareholder approval, and shall remain in effect as provided in Section 1.3 herein.

        2     Purpose of the Plan.  The  purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of directors to those of Company shareholders. The Plan is further intended to assist the Company in its ability to motivate, attract and retain highly qualified individuals to serve as directors of the Company.

        3     Duration  of the  Plan.  The  Plan  shall  commence  on the
Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 12 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may a Grant be made under the Plan on or after the tenth anniversary of the Effective Date.

        4     Long-Term  Incentive  Plan. The Company has  previously  made grants to outside directors under the Directors' Long-Term Incentive Plan, which provides for maximum award opportunities of 600 shares of Company common stock every other year. The terms of this plan are set forth in Annex A hereto. One performance period (1994-1997) is still running under this plan, although no new performance period will commence in 1996. On and after the Effective Date, the shares relating to the existing performance period shall be deemed to be covered by this Plan and shall be counted against the number of shares available under this Plan, and their grant and the performance goals shall be deemed to have been approved by Company shareholders by their approval of this Plan.


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2.      Definitions

        Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

        1     "Board" or "Board of Directors" means the Board of Directors of the Company.

        2     "Change in Control"  of the Company  shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

        (a)    the dissolution or liquidation of the Company;

        (b)    a reorganization,   merger  or  consolidation  of  the Company
               with one or more unrelated corporations, as a result of which the Company is not the surviving corporation;

        (c) the sale, exchange, transfer or other disposition of shares of the common stock of the Company (or shares of the stock of any person that is a shareholder of the Company) in one or more transactions, related or unrelated, to one or more Persons unrelated to the Company if, as a result of such transactions, any Person (or any Person and its affiliates) owns more than twenty percent (20%) of the voting power of the outstanding common stock of the Company; or

        (d)    the sale of all or substantially all the assets of the Company.

        3      "Code" means the Internal Revenue Code of 1986, as
amended from time to time.

        4      "Committee" means the committee,  as specified in
Article 3, appointed by the Board to administer the Plan with respect to Grants.

        5      "Company" means Minnesota Power & Light Company, a Minnesota corporation, or any successor thereto as provided in Article 15 herein.

        6      "Director"  means  any  individual  who is a member of the
Board of  Directors  of the Company.

        7      "Dividend Equivalent" means, with respect to Shares subject to
Performance Shares, a right to be paid an amount equal to any and all dividends declared on an equal number of outstanding Shares.

        8 "Employee" means any full-time employee of the Company or of the Company's Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company shall not be considered Employees under the Plan.

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        9     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        10    "Exercise Period" means the period during which an Option is exercisable, as set forth in the related Grant Agreement.

        11    "Fair Market Value" means the closing sale  price as reported in the composite reporting system or, if there was no such sale on the relevant date, then on the last previous day on which a sale was reported.

        12    "Grant" means, individually or collectively, a grant under the
Plan of Stock Options and Performance Shares and the grant made under the Directors' Long-Term Incentive Plan referred to in Section 1.4 herein.

        13    "Grant  Agreement" means an agreement  entered into by each
Participant and the Company, setting forth the terms and provisions applicable to a Grant made to a Participant under the Plan.

        14    "Insider" means an Employee who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of the common stock of the Company, as defined under Section 16 of the Exchange Act.

        15     "Option or "Stock Option" means an option to purchase Shares, granted under Article 6 herein.

        16     "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, set forth in the Grant Agreement.

        17     "Participant" means any person who is elected or appointed to the Board of Directors of the Company and who is not an Employee.

        18     "Performance Period" means the time period during which
performance goals must be met.

        19     "Performance Share" means a Grant made to a Participant, as described in Article 7 herein.

        20     "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof including usage in the definition of a "group" in Section 13(d) thereof.

        21     "Plan Year" means the period commencing on the Effective Date of the Plan and ending the next following December 31 and thereafter the calendar year.

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        22     "Retirement" means resignation from the Board upon reaching retirement age, or otherwise resigning or not standing for reelection with the approval of the Board.

        23     "Shares" means the shares of common stock of the Company,
without par value.

        24     "Subsidiary" means any corporation that is a "subsidiary
corporation" of the Company as that term is defined in Section 424(f) of the Code.

3.      Administration

        1     The Committee. The Plan shall be administered by a committee (the
"Committee") appointed by the Board consisting of not less than three persons who are not eligible to participate in the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. Members of the Committee need not be members of the Board.

        2     Authority of the  Committee.  The Committee shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to construe and interpret the Plan and any agreement or instrument entered into under the Plan and to establish, amend or waive rules and regulations for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

        3     Decisions Binding.  All determinations and decisions made by the
Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, the Participants and their estates and beneficiaries.

        4     Costs. The Company shall pay all costs of administration of the
Plan.

4.      Shares Subject to the Plan

        1     Number of Shares. Subject to Section 4.2 herein, the maximum number of Shares available for grant under the Plan shall be one hundred fifty thousand (150,000). Shares underlying lapsed or forfeited grants may be reused for other grants. Shares may be (i) authorized but unissued shares of common stock or (ii) shares purchased on the open market.

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        2     Adjustments in Authorized Shares.  In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Grants made under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Grant shall always be a whole number.


5.      Eligibility and Participation

        Persons eligible to participate in the Plan are any persons elected or appointed to the Board of Directors of the Company, who are not Employees.


6.      Stock Options

        1     Grant of  Options.  On the  first business  day  after  the
Effective Date and on each January 2nd thereafter (or on the first business day thereafter if January 2nd is not a business day), 725 Options shall be granted to each Participant.

        2     Option Grant Agreement. Each Option grant shall be evidenced by an Option Grant Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and the Exercise Period.

        3     Option  Price.  The Option Price for each Option grant under the
Plan shall be the Fair Market Value of a Share on the date of grant.

        4     Duration of Options.  Each Option  shall  expire on the tenth anniversary of the date of grant.

        5     Exercise  Period and  Exercise.  50% of the Options shall become exercisable on the first anniversary of the date of grant; the remaining 50% of the Options shall become exercisable on the second anniversary of the date of grant.

        Subject to the provisions of Article 8 herein, a Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

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        The Option  Price upon  exercise of any Option  shall be payable to the
Company in full either (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), (c) by share withholding,
(d) by cashless exercise or (e) by a combination of (a), (b) (c) and/or (d).

        As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).


7.      Performance Shares

        1     Grant of Performance Shares. On the first business day after the
Effective Date and on every second January 2nd thereafter (or on the first business day thereafter, if January 2nd is not a business day), Performance Shares, equal in number to $10,000 divided by the Fair Market Value for a Share on the date of Grant, shall be granted to each Participant.

        2     Dividend  Equivalents.  The  Participant  shall also
receive Dividend Equivalents with respect to the number of Performance Shares subject to the Grant. The Dividend Equivalents credited on each common stock ex-dividend date during the Performance Period shall be in the form of additional Performance Shares, shall be added to the number of Performance Shares subject to the Grant and shall equal the number of Shares (including fractional Shares) that could be purchased on the ex-dividend date, based on the closing sale price as reported in the consolidated transaction reporting system on that date, with cash dividends that would have been paid on Performance Shares, if such Performance Shares were Shares.

        3     Performance Share Grant Agreement. Each grant of Performance
Shares shall be evidenced by a Performance Share Grant Agreement that shall specify the date of grant, the number of Performance Shares granted and the Performance Period. Performance Periods shall end on the December 31st two years after the date of grant.

        Performance Goals. The Performance Goal for each Performance Period is total shareholder return (defined as stock price appreciation plus dividends reinvested on the ex-dividend date throughout the Performance Period, divided by the Fair Market Value of a share at the beginning of the Performance Period) for the Company in comparison to the total shareholder return for the 16 companies set forth in Annex B hereto over the Performance Period.

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First Performance Cycle (1996-1997)

                  Threshold              Target               Superior
                  ---------              ------               --------
% Payout          50%                    100%                 200%
Goal              40th percentile        50th percentile      75th percentile


Subsequent Performance Cycles (1998-1999 and thereafter)

                  Threshold              Target               Superior
                  ---------              ------               --------
% Payout          50%                    100%                 200%
Goal              47th percentile        65th percentile      88th percentile


        No awards will be paid if the threshold percentiles are not reached. Earned awards will range from 50% up to 200% of the number of Performance Shares granted (as increased by the Dividend Equivalents), based on the percentile reached. Straight line interpolation will be used for results between those specified, rounded down to the nearest whole Share.

        If any company listed on Annex B hereto no longer exists, whether by merger into another company, dissolution or for any other reason, no replacement company shall be named unless the number of companies still remaining on the list is reduced below 12, in which case the Company's independent compensation consulting firm shall select replacement companies to bring the number back to 16.

        4     Earning of Performance Shares.  After the applicable Performance
Period has ended, the holder of Performance Shares shall receive a payout with respect to the Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        5     Form and Timing of Payment of Performance Shares. Subject to the
provisions of Articles 8 and 11, 50% of any earned Performance Shares (as increased by the Dividend Equivalents) shall be paid after the end of the Performance Period promptly after determination of the extent to which
Performance Goals have been met. The remaining 50% of the earned Performance Shares (as increased by the Dividend Equivalents) shall continue to accrue Dividend Equivalents, as set forth in Section 7.2 above, until paid out as set forth in the next sentence. One-half of the remaining earned Performance Shares (as increased by the Dividend Equivalents) shall be paid out on the first business day in January, 1999. The remaining Performance Shares shall continue to accrue Dividend Equivalents and shall be paid out on the first business day in January, 2000.

              Payment shall be made in Minnesota Power common stock.

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8.      Termination of Director Status

        1     Retirement or Death. In the  event a  Participant ceases to be a
Director of the Company by reason of Retirement or death

              (i) before the Exercise Period commences for a Stock Option Grant, any Stock Options not yet exercisable shall become exercisable immediately and may be exercisable in full at any time during the one year period after Retirement or death;

              (ii) after the Exercise Period commences for a Stock Option Grant, such Stock Options may be exercised in full at any time during the one year period after Retirement or death, but in no even after the Exercise Period has expired;

              (iii) during a Performance Period for Performance Shares, the Participant (or his beneficiary or estate) shall receive a payment of any earned Performance Shares (as increased by the Dividend Equivalents), promptly after determination of the extent to which Performance Goals have been met. The payment shall be prorated based upon the number of complete and partial calendar months within the Performance Period which have elapsed as of the date of Retirement or death in relation to the number of calendar months in the full Performance Period; and

              (iv) after the end of a Performance Period, but before any or all earned Performance Shares have been paid out, the Participant (or his beneficiary or estate) shall be entitled to a full payout of all earned Performance Shares (as increased by the Dividend Equivalents), which shall be paid promptly after such occurrence.

        2     Other.  Except as set forth in Article 11 herein, in the event a participant ceases to be a director of the Company for any other reason

              (i) all Stock Options not yet exercisable or exercised shall be forfeited;

              (ii) all Performance Shares and related Dividend Equivalents not yet earned shall be forfeited; and

              (iii) all earned Performance Shares (as increased by Dividend Equivalents) shall continue to accrue Dividend Equivalents and shall be paid out as and when provided in Section 7.6 above.

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9.      Beneficiary Designation

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

        The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

10. Continuation of Directors in Same Status

        Nothing in the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company will retain a Director as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any Participant any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of the Company to terminate a Participant in his capacity as a director or otherwise at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him as a Participant under the Plan.

11.     Change in Control

        Upon the occurrence of a Change in Control, as defined herein, unless otherwise specifically prohibited by the terms of Article 16 herein:

        (a) Any and all Options granted hereunder shall become immediately exercisable;

        (b) With respect to all outstanding Grants of Performance Shares, the Committee (i) shall determine the greater of (x) the payout at 100% of the number of Performance Shares granted for the entire Performance Period and (y) the payout based upon actual performance for the Performance Period ending as of the effective date of the Change in Control, in either case after giving effect to accumulation of Dividend Equivalents and (ii) shall pay to the Participants immediately the greater of such amounts, in Shares, prorated based upon the number of complete and partial calendar months within the Performance Period which have elapsed as of the effective date of the Change in Control in relation to the number of calendar months in the full Performance Period. However, there shall not be an accelerated payout under this Section 11(b) with respect to Grants of Performance Shares which were made less than six (6) months prior to the effective date of the Change in Control; and

        (c) All earned Performance Shares (as increased by Dividend Equivalents) not yet paid out shall be paid out immediately.


12.     Amendment, Modification  and Termination

        1     Amendment,  Modification and Termination.  The Board may, at
any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Notwithstanding the foregoing, any provision of the Plan that either states the amount and price of securities to be issued under the Plan and specifies the timing of such issuances, or sets forth a formula that determines the amount, price and timing of such issuances, shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

        2 Grants Previously Made. No termination, amendment or modification of the Plan shall adversely affect in any material way any Grant previously made under the Plan, without the written consent of the Participant holding such Grant unless such termination, modification or amendment is required by applicable law.

13.     Restrictions on Share Transferability

        The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option or the payment of Performance Shares under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.


14.     Nontransferability

        No Options or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

15.     Successors

        All obligations of the Company under the Plan, with respect to Grants made hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

16.     Legal Construction

        1     Gender and Number.  Except where otherwise  indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

        2     Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        3     Requirements of Law.  Neither the Plan nor the Company shall be obligated to issue any shares of common stock pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other laws, rules and regulations, by any regulatory agencies or by any stock exchanges upon which the common stock may be listed have been fully met. As a condition precedent to any issuance of shares of common stock and delivery of certificates evidencing such shares pursuant to the Plan, the Board or the Committee may require a Participant to take any such action or make any such covenants, agreements and representations as the Board or the Committee, as the case may be, in its discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the shares of common stock deliverable under the Plan pursuant to the Securities Act of 1933, as amended, or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale, or other transfer of such shares to comply with any such law, regulation or requirement. Participants are responsible for complying with all applicable federal and state securities and other laws, rules, and regulations in connection with any offer, sale, or other transfer of the shares of common stock issued under the Plan or any interest therein including, without limitation, compliance with the registration requirements of the Securities Act of 1933 as amended (unless an exception therefrom is available) or with the provisions of Rule 144 promulgated thereunder, if applicable, or any successor provisions. Certificates for shares of common stock may be legended as the Committee shall deem appropriate.

        Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred within the minimum time limits specified or required in such rule. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16a-1 under the Exchange Act.

        4     Securities  Law  Compliance.   With  respect  to  Insiders,
transactions under the Plan are intended to comply with all applicable conditions of the Federal securities laws. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        Governing  Law. To the extent not  preempted  by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Minnesota.
 .
 .
 .
                                              MINNESOTA POWER



                                              By       E. L. Russell
                                                 ----------------------------
                                                 Its Chief Executive Officer

Attest:


By          Philip R. Halverson
   ----------------------------------------
            Corporate Secretary

                                     ANNEX A

                       Directors' Long-Term Incentive Plan


                  The plan awards a maximum of 600 shares of common stock to each outside director if, over a four-year period commencing with each even-numbered year, total shareholders return (TSR) equals or exceeds (i) median TSR compared to a pre-selected group of comparable utilities (listed below) and/or (ii) the 40.0 percentile TSR compared to companies in the Standard & Poor's 500. No awards are granted to directors if Company results are below both of these threshold performance levels. The comparison to comparable utilities and to the S&P 500 companies is weighted 60% and 40%, respectively.

                  The first comparator group is comprised of:

Midamerican Energy Company
IES Industries, Inc.
Interstate Power Company
Madison Gas & Electric Company
Northern States Power Company
Otter Tail Power Company
Wisconsin Energy Corporation
WPL Holdings, Inc.
Northwestern Public Service Company
Wisconsin Public Service Corporation

                  The second comparator group is the companies comprising the S&P 500.

                  After calculation of the Company's TSR ranking within the first and second comparator groups, the schedule below indicates the percent of the Director's Performance Award Opportunity actually earned.

Utility TSR Ranking
- -------------------

              -----------------------------------------------------------------
    1-2            60         68         76          84         92         100
              -----------------------------------------------------------------
     3             48         56         64          72         80          88
              -----------------------------------------------------------------
     4             36         44         52          60         68          76
              -----------------------------------------------------------------
     5             24         32         40          48         56          64
              -----------------------------------------------------------------
     6             12         20         28          36         44          52
              -----------------------------------------------------------------
   7-11             0          8         16          24         32          40
              -----------------------------------------------------------------

                 0-40         50         60          70         80          90

                                     TSR Percentile Ranking in S&P 500
                                     ---------------------------------

         TSR is defined as:

                  TSR = Stock price appreciation + reinvested dividends
                        -----------------------------------------------
                                        Initial stock price

         - Stock prices for the beginning and end of the period are the closing prices on the composite reporting system on the first and last business days of the period.

         - Dividends are assumed to be reinvested on the ex-dividend date at the closing stock prices on that date.

         - Calculation of TSR for the S&P 500 group is based on the companies included in the S&P 500 Index as of the end of the period.

                                     ANNEX B



Black Hills Corp.

Central & South West

CILCORP Inc.

Eastern Utilities Assoc.

Florida Progress Corp.

Hawaiian Electric Indust.

Mid American Energy

MDU Resources Group

Montana Power Co.

New England Electric Sys.

PacifiCorp

Potomac Electric Power

Public Service Enterprise

SCEcorp

TECO Energy Inc.

UtiliCorp United, Inc.